UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): July 4, 2007

MODERN TECHNOLOGY CORP.

(Exact name of registrant as specified in charter)

NEVADA 002-80891 11-2620387

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

1739 University Ave. #339, Oxford MS 38655

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (601) 213-3629

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On July 4, 2007, the Company entered into a Letter of Intent with VitalCare Technology Enterprises. The Letter of Intent terms are for Modern Technology to purchase all of the assets of VitalCare. The Letter of Intent is attached hereto as Exhibit 99.

Section 9 - Financial Statements And Exhibits

Item 9.01 Financial Statements and Exhibits

None.

Exhibits
EXHIBIT NO.	DOCUMENTS
99.1	Letter of Intent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODERN TECHNOLOGY CORP.

Date:

Anthony K. Welch, CEO